Prudential Investment Portfolios, Inc. 10
PGIM Jennison Equity Income Fund

Supplement dated June 22, 2018 to the Currently Effective Summary Prospectus and Prospectus

Effective as of July 1, 2018, the Fund’s management fee will be reduced. To reflect these changes, the Fund’s Summary Prospectus and Prospectus is hereby revised as follows, effective as of July 1, 2018:

1.	In the Summary Prospectus and Prospectus, in the section entitled Fund Summary—Fund Fees and Expenses, the Annual Fund Operating Expenses table is deleted and replaced with the following new table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R6(1)
Management fees	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%
+ Distribution and service (12b-1) fees	0.30	1.00	1.00	0.75	None	None
+ Other expenses(2)	0.15	0.21	0.12	0.23	0.14	0.52
= Total annual Fund operating expenses	1.19	1.95	1.86	1.72	0.88	1.26
– Fee waiver and/or expense reimbursement	(0.05)	None	None	(0.25)	None	(0.46)
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement(3)(4)	1.14%	1.95%	1.86%	1.47%	0.88%	0.80%

(1) Formerly known as Class Q.

(2) Expense information in the table has been restated to reflect current fees.

(3) PGIM Investments LLC (PGIM Investments) has contractually agreed, through February 29, 2020, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the Total Annual Fund Operating Expenses to exceed 0.80% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class.  In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This expense limitation may not be terminated prior to February 29, 2020, without the prior approval of the Fund's Board of Directors.

(4) The distributor of the Fund has contractually agreed until February 28, 2019 to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of the average daily net assets of the Class A shares, and to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of the average daily net assets of the Class R shares. These waivers may not be terminated prior to February 28, 2019 without the prior approval of the Fund’s Board of Directors.

2.	In the Summary Prospectus and Prospectus, in the section entitled Fund Summary—Fund Fees and Expenses, the Example is deleted and replaced with the following new table:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$660	$902	$1,164	$1,910	$660	$902	$1,164	$1,910
Class B	698	912	1,152	1,986	198	612	1,052	1,986
Class C	289	585	1,006	2,180	189	585	1,006	2,180
Class R	150	518	910	2,009	150	518	910	2,009
Class Z	90	281	488	1,084	90	281	488	1,084
Class R6	82	354	647	1,482	82	354	647	1,482

LR1059